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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM T-1

              Statement of Eligibility and Qualification under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

                              --------------------

                 FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

               (Exact name of trustee as specified in its charter)



         United States                               94-3160100

  (State of Incorporation)              (IRS Employer Identification No.)


                        550 South Hope Street, Suite 500
                          Los Angeles, California 90071

              (Address of principal executive offices and zip code)

                              --------------------

                          CENTURY COMMUNICATIONS CORP.

               (Exact name of obligor as specified in its charter)

                                   NEW JERSEY

         (State or other jurisdiction of Incorporation or organization)

                                   06-1158179

                        (IRS Employer Identification No.)

                                50 LOCUST AVENUE
                             NEW CANAAN, CONNECTICUT
                                      06840
              (Address of principal executive offices and Zip code)

                             SENIOR DEBT SECURITIES

                       (Title of the indenture securities)





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                                     GENERAL

1. GENERAL INFORMATION Furnish the following information as to the trustee.

   (a) Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency
        Washington DC

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

    None

    See Note following Item 16.

    Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

   Exhibit 1 -Articles of Association of First Trust of California, National
              Association dated June 5, 1992. Incorporated herein by reference to Exhibit 1 filed with Form T-1 statement, Registration No. 33-50826

   Exhibit 2 -Certificate of the Comptroller of Currency as to authority of
              First Trust of California, National Association to commence the business of banking. Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-50826

   Exhibit 3 -Authorization of the Comptroller of Currency granting First Trust of California, National Association, the right to exercise corporate trust powers. Incorporated herein by reference to
              Exhibit 3 filed with Form T-1 Statement, Registration No. 33-50826

   Exhibit 4 -By-Laws of First Trust of California, National Association, dated
              June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-50826

   Exhibit 5 -Not Applicable

   Exhibit 6 -Consent of First Trust of California, National Association
              required by Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 33-50826





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   Exhibit 7 -Report of Condition of First Trust of California, National
              Association, as of the close of business on December 31, 1997 published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust of California, National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and State of California on the 27th day of February, 1998.


                                 FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

                                           By: /s/ ROBERT SCHNEIDER
                                               ------------------------
                                               Robert Schneider
                                               Assistant Vice President

Attest: /s/ TAMARA MAWN
        ---------------
        Tamara Mawn
        Vice President





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                                    EXHIBIT 6

                                  C O N S E N T

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:


                                  FIRST TRUST OF CALIFORNIA,
                                  NATIONAL ASSOCIATION



                                  By: /s/ ROBERT SCHNEIDER
                                      ------------------------
                                      Robert Schneider
                                      Assistant Vice President




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                 FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 12/31/97

                                    ($000'S)


ASSETS:
      Cash and Balances Due From Depository Institutions:           51,033
      Federal Reserve Stock:                                         5,072
      Fixed Assets:                                                    723
      Intangible Assets:                                            74,345
      Other Assets:                                                  7,181
                                                                   -------
                          TOTAL ASSETS:                            138,354
                                                                   -------

LIABILITIES:
      Other Liabilities:                                             8,494
                                                                   -------
                          TOTAL LIABILITIES:                         8,494
                                                                   -------

EQUITY:
      Common and Preferred Stock:                                    1,000
      Surplus:                                                     126,260
      Undivided Profits and Capital Reserve:                         2,597
      Net unrealized holding gains (losses) on available-for-sale
        securities                                                       3
                                                                   -------
                          TOTAL EQUITY CAPITAL:                    129,860
                                                                   -------

      TOTAL LIABILITIES AND EQUITY CAPITAL:                        138,354
                                                                   -------


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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of California, National Association

By:  ROBERT SCHNEIDER
     ------------------------
     Assistant Vice President

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